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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 13, 2001

                        COVAD COMMUNICATIONS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 000-25271            77-0461529
(State or Other Jurisdiction      (Commission          (IRS Employer
     of Incorporation)           File Number)       Identification No.)

    3420 Central Expressway, Santa Clara, California            95051
         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (408) 616-6500

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Item 2.  Acquisition or Disposition of Assets.

         On December 20, 2001, the Effective Date of the First Amended Plan of Reorganization, as Modified, dated November 26, 2001 (the "Modified Plan") of Covad Communications Group, Inc., a Delaware corporation (the "Registrant"), and immediately prior to the consummation of the other transactions contemplated by the Plan, the Registrant and its domestic subsidiaries granted liens on substantially all of their domestic assets to secure repayment of the $50,000,000 term loan made by SBC Communications Inc. ("SBC") pursuant to the SBC Credit Agreement, and any payment obligations of the Registrant and its subsidiaries pursuant to the SBC Resale Agreement. The liens were granted in consideration of the extension of credit by SBC under the SBC Credit Agreement and the prepayment for services by SBC under the SBC Resale Agreement in the amount of $75,000,000. The documents provide that, in the event of enforcement against the assets of the Registrant and its subsidiaries, after repaying the obligations to SBC and satisfying any other obligations as may be required by law or court order, any surplus asset value would be returned to the Registrant or its subsidiaries. Additionally, on the Effective Date, SBC forgave a marketing expense reimbursement otherwise payable to SBC by the Registrant in the amount of $15,000,000 under existing agreements and paid to the Registrant a restructuring fee of $10,000,000 pursuant to the SBC Termination and Release. Prior to entering into these arrangements, the Registrant and SBC were parties to the SBC Existing Agreement. In addition, in September 2000 SBC acquired Common Stock of the Registrant constituting less than 10% of the issued and outstanding Common Stock of the Registrant.

         Capitalized terms used but not otherwise defined in this Form 8-K shall have the meanings given such terms in the Modified Plan.

         Copies of the SBC Credit Agreement, SBC Resale Agreement and SBC Termination and Release Agreement are attached as Exhibits 99.1, 99.2 and 99.3 hereto and are hereby incorporated by reference. Additionally, copies of the Note, the Mortgage, a form of Pledge Agreement, a form of Security Agreement, a form of Intellectual Property Security Agreement, a form of Subsidiary Guaranty, form of the Subordination Provisions and form of the Subordination Agreement (each as defined in the SBC Credit Agreement) are attached as Exhibits 99.4 through 99.11 hereto and are hereby incorporated by reference.

Item 3.  Bankruptcy or Receivership.

         Confirmation and Effective Date of the Modified Plan

         As previously reported, on August 15, 2001 the Registrant filed a voluntary petition for relief under Chapter 11 of the Federal bankruptcy code in the United States Bankruptcy Court for the District of Delaware (the "Court").

         On October 15, 2001, the Registrant filed with the Court a First Amended Plan of Reorganization dated October 14, 2001. On November 26, 2001, the Registrant filed with the Court the Modified Plan.

         On December 13, 2001, the Court entered an order confirming the Modified Plan. A copy of such order is attached as Exhibit 99.12 hereto and is hereby incorporated by reference.

         On December 20, 2001, the Effective Date of the Modified Plan, the Registrant and SBC consummated certain transactions pursuant to (i) the SBC Credit Agreement pursuant to which SBC provided the Registrant with a four-year term loan in the principal amount of $50,000,000, (ii) the SBC Resale Agreement pursuant to which the Registrant received a Prepayment for Services (as defined therein) in the amount of $75,000,000 and (iii) the SBC Termination and Release pursuant to which the Registrant received a Restructuring Fee (as defined therein) of $10,000,000 (collectively, the "SBC Transactions"). The $50,000 term loan and any payment obligations of the Registrant arising under the SBC Resale Agreement described above are secured by liens on substantially all of the domestic assets of the Registrant and its subsidiaries. See Item 2 above for a more detailed description of the SBC Transactions. Immediately following the consummation of the SBC Transactions on December 20, 2001, the Registrant effected certain distributions pursuant to the Modified Plan, as summarized below.

         Summary of the Modified Plan

         The following is a summary of the material features of the Modified Plan, taking into account the consummation on the Effective Date of the SBC Transactions and the transactions contemplated by the Modified Plan. A copy of the Modified Plan (including all exhibits thereto) is attached as Exhibit 2.1 hereto and is hereby incorporated by reference. This summary of the Modified Plan does not purport to be complete and is qualified in its entirety by reference to the Modified Plan and such exhibits thereto.

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         General

         Under the Modified Plan, Claims against and Equity Interests in the Registrant are classified in Classes 1 through 10. The following table provides a summary of the classification and treatment of all such Claims and Equity Interests. Reference should be made to the Disclosure Statement filed by the Registrant under cover of Form 8-K on November 13, 2001 and to the Modified Plan for a complete description of the classifications and treatment of Claims and Equity Interests.

                     CLASSIFIED CLAIMS AND EQUITY INTERESTS
                     --------------------------------------

           CLASS                      TREATMENT UNDER THE MODIFIED PLAN
           -----                      ---------------------------------

Class 1 - Other Priority Claims     Are payable in full, in cash, without
                                    interest, on the later of (i) as soon as is practicable, (ii) within sixty (60) days after the Claim becomes an Allowed Claim and
                                    (iii) the date on which such Claim becomes due and payable.

Class 2A - Note Claims - Secured    Cash in the amount of approximately
                                    $13,416,000 was destributed on the Effective
                                    Date through a release of the 1999 Reserve
                                    Note Fund.

Class 2B - Other Secured Claims     Retained all legal, equitable and
                                    contractual rights, if any.

Class 3 - General Unsecured
Claims (Noteholders)                Cash in the amount of approximately
                                    $258,292,000 was distributed through a
                                    release of the Note Claim Escrow Fund and 35,292,800 shares of Common Stock of the Registrant, $.001 par value per share (the
                                    "Common Stock"), were issued on the
                                    Effective Date.

                                    Note that pursuant to the terms of the
                                    Modified Plan, Holders of Class 3 - General
                                    Unsecured Claims (Noteholders) were entitled to receive Preferred Stock of the Registrant convertible into 15% of the Common Stock. The Modified Plan also provided that in the event that certain funding thresholds were met by the Registrant on or prior to the Effective Date, the Registrant could elect to issue Common Stock in lieu of such Preferred Stock on the Effective Date. Such funding thresholds were met as a result of the consummation of the SBC Transactions and the Registrant elected to issue on the Effective Date the Common Stock into which such Preferred Stock would have been converted in lieu of issuing such Preferred Stock.

Class 3 - General Unsecured Claims
(Other than Noteholders)            Registrant issued on the Effective Date
                                    250,000 shares of Common Stock for the
                                    benefit of Holders of Allowed Claims in
                                    this Class. In addition, such Holders will receive cash in the same proportion to the Allowed Amount of such Claims as received by Holders of Class 3 - General Unsecured
                                    Claims (Noteholders) on the Note Claims paid through the Note Claim Escrow.

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                                    In addition, the Registrant placed an
                                    additional $8,000,000 in a Reserve Fund and reserved an additional 550,000 shares of Common Stock with respect to other Class 3 - General Unsecured Claims (Other than Noteholders), substantially all of which are disputed by the Registrant, to the extent that they subsequently may be determined to be Allowed Claims.

Class 4 - Securities Claims -
Notes and Class 6 - Securities
Claims - Common Stock               Pursuant to the MOU Settlement Fund, on the
                                    Effective Date shares of Common Stock equal to 3 1/2% of the fully-diluted Common Stock as of August 10, 2001 (6,495,844 shares)
                                    were issued for the benefit of Holders in these Classes. In addition such Holders will receive insurance proceeds on the date provided for in the final stipulation of settlement contemplated by the MOU after approval by the court presiding over the Securities Class Action.

Class 5 - Leonardo Claims           Holders of Class 5 - Leonardo Claims are
                                    receiving cash in the amount of $3,500,000.

Class 7 - Securities Claims -
Laserlink                           On the Effective Date, 2,000,000 shares of
                                    Common Stock were issued for the benefit of Holders in this Class. In addition, such Holders are receiving cash in the amount of $2,300,000.

Class 8 - Securities Claims -
IPO Allocation                      Retained all legal, equitable and
                                    contractual rights, if any.

Class 9 - Equity Interests in
Covad                               Retained existing Equity Interests.

Class 10 - SBC Secured Claim        Terminated the SBC Existing Agreement, as
                                    evidenced by the SBC Termination and
                                    Release, and executed and delivered the SBC
                                    Resale Agreement, the SBC Credit Agreement and all Loan Documents on the Effective
                                    Date.

         The Registrant also resolved disputed claims asserted by GE Capital Corp. and its wholly-owned subsidiary, Heller Financial Corp., aggregating approximately $41 million for a total of $1.8 million and a disputed claim asserted by Vernon Leasing Corp. in the approximate amount of $1.4 million for $200,000. Pursuant to those settlements, each of those claimants waived receipt of Common Stock otherwise distributable to Holders of Class 3 - General Unsecured Claims (Other than Noteholders).

         As of the Effective Date, and after taking into account the issuance of a total of 44,038,644 shares of the Registrant's Common Stock pursuant to the Modified Plan as described above, there were 223,073,863 shares of the Registrant's Common Stock issued and outstanding. In addition, the Registrant reserved 550,000 shares of Common Stock for issuance with respect to other Class 3 - General Unsecured Claims (Other than Noteholders), substantially all of which are disputed by the Registrant, to the extent that they may be determined in the future to be Allowed Claims. No shares of Common Stock were reserved for issuance in respect of Allowed Claims as of the Effective Date.

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         Financial Information

         Information regarding the assets and liabilities of the Registrant is hereby incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

         Press Releases

         On December 13, 2001, the Registrant issued a press release with respect to confirmation of the Modified Plan. A copy of the press release of the Registrant dated December 13, 2001, is attached as Exhibit 99.13 hereto and is hereby incorporated by reference.

         On December 20, 2001, the Registrant issued a press release with respect to the consummation of the SBC Transactions and the Effective Date of the Modified Plan. A copy of the press release of the Registrant dated December 20, 2001, is attached as Exhibit 99.14 hereto and is hereby incorporated by reference.

         Statements in the Modified Plan, the press releases and this Form 8-K that are not historical facts, including those related to the Registrant's plans, liquidity needs and future operations, expected future results, and possible future Allowed Claims constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results and performance of the Registrant to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements involve substantial risks and uncertainties beyond the Registrant's control. The Registrant undertakes no obligation to update or revise any forward-looking statement contained in the Modified Plan, the press releases and this Form 8-K for events or circumstances after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Registrant to predict all such factors.

Item 7.  Exhibits.

Ex. 2.1 Modified Plan: First Amended Plan of Reorganization, as Modified, of Covad Communications Group, Inc. dated November 26, 2001.

Ex. 99.1 SBC Credit Agreement: Credit Agreement dated as of November 12, 2001 by and between Covad Communications Group, Inc., and SBC Communications, Inc. (see Exhibit I attached to Exhibit
                  2.1 of this Form 8-K).

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Ex. 99.2          SBC Resale Agreement: Resale Agreement dated as of November
                  12, 2001 by and among SBC Communications, Inc., Covad Communications Group, Inc., Covad Communications Company, DIECA Communications Company and Laser Link.net, Inc. (see Exhibit H attached to Exhibit 2.1 of this Form 8-K).

Ex. 99.3 SBC Termination and Release Agreement: Termination Agreement and Mutual General Release entered into November 12, 2001 by and between SBC Communications Inc. and Covad Communications Group, Inc. (see Exhibit K attached to Exhibit 2.1 of this Form 8-K).

Ex. 99.4 Note: Term Loan Note dated December 20, 2001 made by Covad Communications Group, Inc. in favor of SBC Communications Inc.

Ex. 99.5 Mortgage: Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated effective as of December 20,2001 made by DIECA Communications, Inc. in favor of Title Associates of Virginia, Inc., for the benefit of SBC Communications Inc.

Ex. 99.6 Form of Pledge Agreement: Pledge Agreement dated as of December 20, 2001 made by Covad Communications Group, Inc. to SBC Communications Inc.

Ex. 99.7 Form of Security Agreement: Security Agreement dated as of December 20, 2001 made by Covad Communications Company in favor of SBC Communications Inc.

Ex. 99.8 Form of Intellectual Property Security Agreement: Intellectual Property Security Agreement dated as of December 20,2001 made by Covad Communications Company in favor of SBC Communications Inc.

Ex. 99.9 Form of Subsidiary Guaranty: Subsidiary Guaranty dated as of December 20, 2001 made by Covad Communications Company in favor of and for the benefit of SBC Communications Inc.

Ex. 99.10         Form of Subordination Provisions: Capital Markets Debt
                  Subordination Provisions.

Ex. 99.11         Form of Subordination Agreement: General Unsecured Debt
                  Subordination Agreement.

Ex. 99.12         Order: Order Pursuant to ss. 1129 of the Bankruptcy Code
                  Confirming the Debtor's First Amended Chapter 11 Plan of
                  Reorganization, as Modified (Docket No. 214).

Ex. 99.13         Press Release dated December 13, 2001.

Ex. 99.14         Press Release dated December 20, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COVAD COMMUNICATIONS GROUP, INC.



Date: December 28, 2001                  By: /s/  Dhruv Khanna
                                             ----------------------------------
                                             Dhruv Khanna,
                                             Executive Vice President,
                                             General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Ex. 2.1 Plan: First Amended Plan of Reorganization, as Modified, of Covad Communications Group, Inc. dated November 26, 2001.

Ex. 99.1 SBC Credit Agreement: Credit Agreement dated as of November 12,2001 by and between Covad Communications Group, Inc., and SBC Communications, Inc., (see Exhibit I attached to Exhibit
                  2.1 of this Form 8-K).

Ex. 99.2 SBC Resale Agreement: Resale Agreement dated as of November 12, 2001 by and among SBC Communications, Inc., Covad Communications Group, Inc., Covad Communications Company, DIECA Communications Company and Laser Link.net, Inc. (see Exhibit H attached to Exhibit 2.1 of this Form 8-K).

Ex. 99.3 SBC Termination and Release Agreement: Termination Agreement and Mutual General Release entered into November 12, 2001 by and between SBC Communications Inc. and Covad Communications Group, Inc. (see Exhibit K attached to Exhibit 2.1 of this Form 8-K).

Ex. 99.4 Note: Term Loan Note dated December 20, 2001 made by Covad Communications Group, Inc. in favor of SBC Communications Inc.

Ex. 99.5 Mortgage: Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated effective as of December 20,2001 made by DIECA Communications, Inc. in favor of Title Associates of Virginia, Inc., for the benefit of SBC Communications Inc.

Ex. 99.6 Form of Pledge Agreement: Pledge Agreement dated as of December 20, 2001 made by Covad Communications Group, Inc. to SBC Communications Inc.

Ex. 99.7 Form of Security Agreement: Security Agreement dated as of December 20, 2001 made by Covad Communications Company in favor of SBC Communications Inc.

Ex. 99.8 Form of Intellectual Property Security Agreement: Intellectual Property Security Agreement dated as of December 20,2001 made by Covad Communications Company in favor of SBC Communications Inc.

Ex. 99.9 Form of Subsidiary Guaranty: Subsidiary Guaranty dated as of December 20, 2001 made by Covad Communications Company in favor of and for the benefit of SBC Communications Inc.

Ex. 99.10         Form of Subordination Provisions: Capital Markets Debt
                  Subordination Provisions.

Ex. 99.11         Form of Subordination Agreement: General Unsecured Debt
                  Subordination Agreement.

Ex. 99.12         Order: Order Pursuant to ss. 1129 of the Bankruptcy Code
                  Confirming the Debtor's First Amended Chapter 11 Plan of
                  Reorganization, as Modified (Docket No. 214).

Ex. 99.13         Press Release dated December 13, 2001.

Ex. 99.14         Press Release dated December 20, 2001.